RCM TECHNOLOGIES, INC.

2007 OMNIBUS EQUITY COMPENSATION PLAN

STOCK UNIT AGREEMENT

The Compensation Committee of the Board of Directors of RCM Technologies, Inc. has determined to grant to you a stock unit award under the RCM Technologies, Inc. 2007 Omnibus Equity Compensation Plan (the “Plan”) that is convertible into shares of common stock, par value $0.05 per share, of RCM Technologies, Inc.  The terms of the grant are set forth in the Stock Unit Award Agreement (the “Grant”) provided to you.  The following provides a summary of the key terms of the Grant; however, you should read the entire Grant, along with the terms of the Plan, to fully understand the Grant.

SUMMARY OF STOCK UNIT AWARD GRANT

Participant:
Date of Grant:	November 16, 2012
Total Number of Stock Units Granted:
Vesting Date*:	Third Anniversary of Date of Grant

*           Except as provided in the Grant in the event of a Change in Control (as defined in the Plan) or termination of the Participant’s employment or service with the Company by the Company on account of disability (as defined in the Grant) or death, the Participant must be employed by, or providing service to, RCM Technologies, Inc. or any subsidiary of RCM Technologies, Inc. on November 16, 2015 for the stock units to vest on such date.

RCM TECHNOLOGIES, INC.

2007 OMNIBUS EQUITY COMPENSATION PLAN

STOCK UNIT AWARD AGREEMENT

This STOCK UNIT AWARD AGREEMENT (the “Agreement”), dated as of November 16, 2012 (the “Date of Grant”), is delivered by RCM Technologies, Inc. (“RCM”) to ______________ (the “Participant”).

RECITALS

A.           The RCM Technologies, Inc. 2007 Omnibus Equity Compensation Plan (the “Plan”) provides for the grant of stock units in accordance with the terms and conditions of the Plan.

B.           The Compensation Committee (the “Committee”) of the Board of Directors of RCM has decided to make a stock unit grant on the Date of Grant that will be convertible into an equivalent number of shares of common stock of RCM, par value $0.05 per share, (the “RCM Stock”) as an inducement for the Partcipant to promote the best interests of RCM and its stockholders.  The Participant may receive a copy of the Plan by contacting Gini DiBartolomeo.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.   Stock Unit Grant.  Subject to the terms and conditions set forth in this Agreement and the Plan, RCM hereby grants to the Participant _________ restricted stock units (the “Stock Units”).  The Stock Units will become vested and convertible into shares of RCM Stock if, and only to the extent that, the vesting conditions set forth in Paragraph 3 of this Agreement are met and the other terms and conditions of this Agreement are satisfied.  Each Stock Unit shall be a phantom right and shall entitle the Participant to receive one share of RCM Stock on the applicable distribution date, as described in Paragraph 4 below.

2.   Stock Unit Account.  RCM shall establish and maintain a Stock Unit account as a bookkeeping account on its records (the “Stock Unit Account”) for the Participant and shall record in such Stock Unit Account the number of Stock Units granted to the Participant.  The Participant shall not have any interest in any fund or specific assets of RCM by reason of this grant or the Stock Unit Account established for the Participant.

3.   Vesting of Stock Units.

(a)   Except as provided in subparagraph (b) or (c) below, the Stock Units shall become fully vested on November 16, 2015 (the “Vesting Date”), provided that the Participant remains continuously employed by, or providing services to, the Company (as defined in the Plan) from the Date of Grant through the Vesting Date.

(b)   Notwithstanding subparagraph (a) above, if the Participant’s employment or service with the Company terminates on account of a termination by the Company on account of the Participant’s disability (as determined by the Committee) or death, and the Participant has been continuously employed by, or providing service to, the Company from the Date of Grant to the date of such termination of employment or service by the Company, the Stock Units shall become fully vested on the date of such termination of employment or service (the “Separation Date”),

(c)   Notwithstanding subparagraphs (a) and (b) above, if a Change in Control occurs prior to the Vesting Date and the Separation Date and the Participant has been continuously employed by, or providing service to, the Company from the Date of Grant to the date of the Change in Control, the Stock Units shall become fully vested on the date of the Change in Control (the “Change in Control Date”).

(d)   If the Participant’s employment or service with the Company terminates for any reason other than that provided in subparagraph (b) above prior to the date on which the Stock Units are fully vested, the unvested Stock Units shall be forfeited and the Participant shall not have any rights to any corresponding shares of RCM Stock.

4.   Time and Form of Payment with Respect to Stock Units.  The Participant shall receive a distribution with respect to the Stock Units that become vested as described in Paragraph 3 above within fourteen (14) days following the earlier to occur of the (i) Vesting Date, (ii) Separation Date, or (iii) Change in Control Date.  The vested Stock Units will be distributed in shares of RCM Stock, with each vested Stock Unit equivalent to one share of RCM Stock.  Any Stock Units not vested because of the failure to satisfy the vesting condition are forfeited as described in Paragraph 3 above.  The date on which the vested Stock Units are distributed as provided in this Paragraph 4 is hereinafter referred to as the “Distribution Date”.

5.   Dividend Equivalents.  Should any dividend or other distribution payable, other than in shares of RCM Stock, be declared and paid with respect to the shares of RCM Stock during the period between (a) the Date of Grant and (b) the Distribution Date (i.e. shares of RCM Stock issuable under the Stock Units are not issued and outstanding for purposes of entitlement to the dividend or distribution), the Company shall credit to a dividend equivalent book account (the “Dividend Equivalent Account”) the value of the dividends or distributions that would have been paid if the outstanding Stock Units credited to the Participant’s Stock Unit Account at the time of the declaration of the dividend were outstanding shares of RCM Stock.  At the same time that the corresponding Stock Units are converted to shares of RCM Stock and distributed to the Participant as set forth in Paragraph 4, the Company shall pay to the Participant a lump sum cash payment (or such other form the Committee may deem appropriate in its sole discretion) equal to the value of the dividends or distributed credited to the Participant’s Dividend Equivalent Account that correspond to such vested Stock Units; provided, however, that any dividends that were credited to the Participant’s Dividend Equivalent Account that are attributable to Stock Units that have been forfeited as provided in Paragraph 3 above shall be forfeited and not payable to the Participant.  No interest shall accrue on any dividend equivalents credited to the Participant’s Dividend Equivalent Account.

6.   Change in Control.  Subject to Paragraph 3(c) above, the provisions set forth in the Plan applicable to a Change in Control shall apply to the Stock Units, and, in the event of a Change in Control, the Committee may take such actions as it deems appropriate pursuant to the Plan and is consistent with the requirements of section 409A of the Code and this Agreement.

7.   Acknowledgment by Participant.  By accepting this grant, the Participant acknowledges that with respect to any right to distribution and payment pursuant to this grant, the Participant is and shall be an unsecured general creditor of RCM without any preference as against other unsecured general creditors of RCM, and the Participant hereby covenants for himself or herself, and anyone at any time claiming through or under the Participant, not to claim any such preference, and hereby disclaims and waives any such preference which may at any time be at issue, to the fullest extent permitted by applicable law.  The Participant also hereby agrees to be bound by the terms and conditions of the Plan and this Agreement.  The Participant further agrees to be bound by the determinations and decisions of the Committee with respect to this grant and the Plan and the Participant’s rights to benefits under this grant and the Plan, and agrees that all such determinations and decisions of the Committee shall be binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under this grant and the Plan on behalf of the Participant.

8.   Restrictions on Issuance or Transfer of Shares of RCM Stock.

(a)           The obligation of RCM to deliver shares of RCM Stock on the Distribution Date with respect to the Stock Units in which the Participant has become vested shall be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares of RCM Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares of RCM Stock, the shares of RCM Stock may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.  The issuance of shares of RCM Stock and the payment of cash or other consideration to the Participant pursuant to this grant is subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

(b)           As a condition to the receipt of any shares of RCM Stock upon distribution of the vested Stock Units, the Participant agrees to be bound by RCM’s policies, including, but not limited to, RCM’s insider trading policy, regarding the limitations on the transfer of such shares, and understands that there may be certain times during the year that the Participant will be prohibited from selling, transferring, pledging, donating, assigning, mortgaging, hypothecating or otherwise encumbering the shares.

9.   Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan.  In the event of any contradiction, distinction or difference between this Agreement and the terms of the Plan, the terms of the Plan will control.  Except as otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings set forth in the Plan.  This Agreement is subject to the interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the shares of RCM Stock, (c) changes in capitalization of RCM, and (d) other requirements of applicable law.  The Committee shall have the authority to interpret and construe this Grant pursuant to the terms of the Plan, its decisions shall be conclusive as to any questions arising hereunder and the Participant’s acceptance of this Grant is the Participant’s agreement to be bound by the interpretations and decisions of the Committee with respect to this grant and the Plan.

10.   No Rights as Stockholder.  The Participant shall not have any rights as a stockholder of RCM, including the right to any dividends (except as provided in Paragraph 5), or the right to vote, with respect to any Stock Units.

11.   No Rights to Continued Employment or Service.  This grant shall not confer upon the Participant any right to be retained in the employment or service of the Company and shall not interfere in any way with the right of the Company to terminate the Participant’s employment or service at any time.  The right of the Company to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved.

12.   Assignment and Transfers.  Prior to the actual issuance of the shares of RCM Stock under the Stock Units which vest hereunder, the Participant may not transfer any interest in the Stock Units or dividend equivalents or the underlying shares of RCM Stock or pledge or otherwise hedge the sale of those units, dividend equivalents or shares, including (without limitation) any short sale or any acquisition or disposition of any put or call option or other instrument tied to the value of those shares.  However, any shares which vest hereunder but otherwise remain unissued at the time of the Participant’s death shall be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.  Any attempt to transfer, assign, pledge, or encumber the Stock Units or dividend equivalents under this grant by the Participant shall be null, void and without effect.  The rights and protections of RCM hereunder shall extend to any successors or assigns of RCM.  This Agreement may be assigned by RCM without the Participant’s consent.

13.   Withholding. The Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of, any federal, state, local or other taxes that the Company is required to withhold with respect to the grant, vesting and distribution of the Stock Units and dividend equivalents.  Subject to Committee approval, the Participant may elect to satisfy any tax withholding obligation of the Company with respect to the distribution of shares of RCM Stock pursuant to the Stock Units that are vested by having shares of RCM Stock withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, local and other tax liabilities.  Notwithstanding anything to the contrary herein or the Plan, until the Participant has satisfied the Company’s withholding obligation with respect to the shares of RCM Stock as described in this Paragraph 13, the Participant shall not have any rights to sell or transfer any shares of RCM Stock that have been distributed to the Participant pursuant to Paragraph 4.

14.   Effect on Other Benefits.  The value of shares of RCM Stock and dividend equivalents distributed with respect to the Stock Units shall not be considered eligible earnings for purposes of any other plans maintained by RCM or the Company.  Neither shall such value be considered part of the Participant’s compensation for purposes of determining or calculating other benefits that are based on compensation, such as life insurance.

15.   Applicable Law.  The validity, construction, interpretation and effect of this grant shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the conflicts of laws provisions thereof.

16.   Notice.  Any notice to RCM provided for in this instrument shall be addressed to RCM in care of the President at the corporate headquarters of RCM, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll records of RCM, or to such other address as the Participant may designate to RCM in writing.  Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

17.   Section 409A of the Code.  This grant is intended to be exempt from the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) in reliance on the short-term deferral exception under section 409A of the Code.  Notwithstanding the foregoing, if any Stock Units are subject to the requirements of section 409A of the Code it is intended that this Agreement comply with the requirements of section 409A of the Code with respect to such Stock Units and this Agreement shall be interpreted and administered to avoid any penalty sanctions under section 409A of the Code.  If any distribution or payment cannot be provided or made at the time specified herein, then such distribution or payment shall be provided in full at the earliest time thereafter when such sanctions cannot be imposed, including if the distribution is subject to the requirements of section 409A of the Code and is paid to the Participant on account of (i) separation from service, delaying such distribution until six (6) months following the date of the Participant’s separation from service if the Participant is a specified employee (as defined in section 409A of the Code and its corresponding regulations) at such time and (ii) a change in control, such distribution will only be paid on account of a change in control if such is a change in control within the meaning of section 409A of the Code and its corresponding regulations.  In no event may the Participant, directly or indirectly, designate the calendar year of distribution or payment.

18.   Contents of Agreement; Amendment.  This Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the parties hereto.  Any such written amendment must be approved by the Committee to be effective against RCM.  In addition, the terms set forth herein as it relates to the ability for the Participant to become vested in the Stock Units and dividend equivalents shall control with respect to the Participant’s rights with respect to the Stock Units and corresponding dividend equivalents, and any contrary provision set forth in any agreement (whether oral or written) between the Participant and the Company that relates to the earning and/or vesting of equity rights shall not apply to this grant.

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IN WITNESS WHEREOF, RCM has caused its duly authorized officers to execute and attest this instrument, and the Participant has placed his or her signature hereon, effective as of the Date of Grant.

RCM TECHNOLOGIES, INC.

By:

I hereby accept the grant of Stock Units described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement.  I hereby further agree that all of the decisions and determinations of the Committee shall be final and binding.

Participant
Date